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                                                                   EXHIBIT 99.4

                               [FORM OF PROXY]

                               HS RESOURCES, INC.
                   PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                                 JUNE 14, 1996

  THIS PROXY IS SOLICITED ON BEHALF OF HS RESOURCES, INC.'S BOARD OF DIRECTORS

         The undersigned hereby appoints P. Michael Highum, Nicholas J. Sutton and James M. Piccone, and each of them, proxies for the undersigned, with full power of substitution to vote all shares of HS Resources, Inc. Common Stock which the undersigned may be entitled to vote at the Special Meeting of Stockholders of HS Resources, Inc., on Friday, June 14, 1996, at 10:00 A.M., or at any adjournment thereof, upon the matter set forth on the reverse side and described in the accompanying Joint Proxy Statement/Prospectus and upon such other business as may properly come before the meeting or any adjournment thereof.


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COMMENTS/ADDRESS CHANGE:                PLEASE MARK THIS PROXY AS INDICATED
PLEASE MARK COMMENT/ADDRESS             ON THE REVERSE SIDE TO VOTE ON ANY ITEM.
BOX ON REVERSE SIDE                     IF YOU WISH TO VOTE IN ACCORDANCE WITH
                                        THE BOARD OF DIRECTORS' RECOMMENDATIONS,
                                        PLEASE SIGN THE REVERSE SIDE; NO BOXES
                                        NEED TO BE CHECKED.

                  (Continued and to be signed on other side.)

================================================================================

                                   [REVERSE]

                               HS RESOURCES, INC.

PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY.  [x]

              The Board of Directors Recommends a Vote FOR Item 1.

Item 1 - To approve the issuance of up to 7,161,312 shares of common stock ("HSR Common Stock") of HS Resources, Inc., a Delaware corporation ("HSR"), in accordance with the Agreement and Plan of Merger, dated as of February 28, 1996, and amended and restated as of April 29, 1996, by and among HSR, HSR Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of HSR, and Tide West Oil Company, a Delaware corporation, as required by the New York Stock Exchange.

            For  [ ]               Against    [ ]           Abstain   [ ]

Item 2 - In their discretion, the proxies are authorized to vote on such other business as may properly be brought before the Special Meeting or any adjournment or postponement thereof.

[ ]  I PLAN TO ATTEND MEETING          [ ]   COMMENTS/ADDRESS CHANGE
                                             Please mark this box if you have
                                             written comments/address change on
                                             the reverse side.

Receipt is hereby acknowledged of the
HS Resources, Inc. Notice of Special
Meeting and Proxy Statement.

Dated:
       ----------------------------    -----------------------------------------
                                       Signature


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NOTE: Please sign as name appears hereon
Joint owner should each sign. When
signing as attorney, executor, administrator, trustee or guardian, please give full title as such.